UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2013

MONTALVO SPIRITS, INC.
(formerly known as Advanced Cloud Storage, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-173537	27-4004890
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

112 North Curry Street, Nevada 89703-4934
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 284-3703

Copies to:

Peter Campitiello, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

Tel: 212-541-6222

Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

Advanced Cloud Storage, Inc. (the “Registrant”) is filing this Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K (the “Original Filing”), which was filed with the Securities and Exchange Commission on December 24, 2012, to include complete pro forma financial information as of and for the nine month period ended September 30, 2012 and for the fiscal year ended December 31, 2011 as Exhibit 99.4. The pro forma financial information filed as Exhibit 99.4 to the Original Filing only contained such information as of and for the nine-month period ended September 30, 2012.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) The audited financial statements as of December 31, 2011, and the unaudited financial statements as of September 30, 2012, of Casa Montalvo Holdings, Inc. are attached respectively hereto as Exhibit 99.2 and Exhibit 99.3 hereto pursuant to Item 2.01 of Form 8-K.

(b) As a result of its acquisition of Casa Montalvo described in Item 2.01, the Company is filing the pro forma financial information required by Item 9.01 herewith as Exhibit 99.4.

(c) Exhibits

Number	Description
2.1	Agreement and Plan of Share exchange by and among Advanced Cloud Storage, Inc., Casa Montalvo Holdings, Inc. and the shareholders of Casa Montalvo Holdings, Inc., dated December 21, 2012 (1)
3.1	Amended and Restated Articles of Incorporation of Advanced Cloud Storage, Inc. (1)
10.1	Exclusive Master Distribution Agreement (1)
10.2	Form of Employment Agreement (1)
10.3	Form of Director Agreement (1)
99.1	Press Release, dated December 21, 2012 (1)
99.2	Audited financial statements as of December 31, 2011 of Casa Montalvo Holdings, Inc. (1)
99.3	Unaudited financial statements as of September 30, 2012 of Casa Montalvo Holdings, Inc. (1)
99.4	Unaudited condensed combined pro forma financial statements (2)

(1) Incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 24, 2012 as the same exhibit number listed herein.

(2) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2013	MONTALVO SPIRITS, INC.

	By:	/s/ Alex Viecco
Name: Alex Viecco
Title: Chief Executive Officer

Exhibit Index

Exhibit	Description
2.1	Agreement and Plan of Share exchange by and among Advanced Cloud Storage, Inc., Casa Montalvo Holdings, Inc. and the shareholders of Casa Montalvo Holdings, Inc., dated December 21, 2012 (1)
3.1	Amended and Restated Articles of Incorporation of Advanced Cloud Storage, Inc. (1)
10.1	Exclusive Master Distribution Agreement (1)
10.2	Form of Employment Agreement (1)
10.3	Form of Director Agreement (1)
99.1	Press Release, dated December 21, 2012 (1)
99.2	Audited financial statements as of December 31, 2011 of Casa Montalvo Holdings, Inc. (1)
99.3	Unaudited financial statements as of September 30, 2012 of Casa Montalvo Holdings, Inc. (1)
99.4	Unaudited condensed combined pro forma financial statements (2)

(1) Incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 24, 2012 as the same exhibit number as the exhibit number listed herein.

(2) Filed herewith.